UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 29, 2010 (December 22, 2010)

Baldwin Technology Company, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
1-9334	13-3258160
(Commission File Number)	(IRS Employer Identification No.)
Two Trap Falls Road, Suite 402, Shelton, CT	06484
(Address of Principal Executive Offices)	(Zip Code)
203-402-1000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05	Costs Associated with Exit or Disposal Activities

On December 22, 2010, Baldwin Technology Company, Inc. (the “Company”) committed to the principal features of a plan (the “Plan”) to restructure some of its existing operations. The objective of the Plan is to achieve operational efficiencies in Germany, Japan and the United States by reducing costs to better position the Company in the current competitive marketplace. Actions under the Plan commenced in December 2010.

The costs associated with the Plan will be charged to the Company’s results of operations during the second quarter of Fiscal 2011 and consist entirely of employee personnel costs in Germany, Japan and in the United States.  The Company expects to incur costs ranging from $400,000 to $500,000 anticipated to be paid in cash primarily during Fiscal 2011. The Company estimates that annual savings from the personnel reductions under the Plan will be approximately $430,000 in Fiscal 2011 and $940,000 in Fiscal 2012.

Item 8.01	Other Events

On December 14, 2010, the Company issued a press release reporting that it has received a letter from the NYSE Amex confirming that the Company is in full compliance with all the continued listing standards set forth in the NYSE Amex Company Guide.

A copy of the Company’s December 14th press release is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press release dated December 14, 2010 entitled “Baldwin in Compliance with NYSE Amex Listing Standards” (filed herewith).

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding the Company’s expected restructuring and related charges and expenses associated with the Plan, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which the Company competes, the forward-looking statements of the Company contained in this Current Report on Form 8-K are also subject to the following risks and uncertainties: the Company’s restructuring and related charges and expenses associated with the Plan varying materially from management’s current estimates of these charges and expenses due to variations in anticipated headcount reductions, contract terminations, and costs of the implementation of the Plan; and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, and other Securities and Exchange Commission filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BALDWIN TECHNOLOGY COMPANY, INC.
(Registrant)

		By:	/s/	John P. Jordan
John P. Jordan
Vice President, Treasurer and
Chief Financial Officer

Dated:	December 29, 2010